SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2002

                        COMMISSION FILE NUMBER: 333-44315



Colorado                 BEVsystems International, Inc.               84-1352529
(State or other      (Exact name of registrant as specified     (I.R.S. Employer
jurisdiction of                 in its charter)              Identification No.)
incorporation or
organization)

               501 Brickell Key Drive, Suite 407, Miami, Florida           33151
                    (Address of principal executive offices)          (Zip Code)

                                  786.425.2201
               Registrant's telephone number, including area code:

                    Aqua Clara Bottling & Distribution, Inc.
                1315 Cleveland Street, Clearwater, Florida 33755
          (Former name or former address, if changed since last report)








                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                  949.660.9700
                             Facsimile: 949.660.9010

                                   Page 1 of 4
                      Index to Exhibits specified on Page 4



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5. OTHER EVENTS.

     On  March  1,  2002,  a  Certificate   of  Amendment  to  our  Articles  of
Incorporation, a copy of which is attached as Exhibit 4.1 to this report, was filed with the Colorado Secretary of State. As a result, our name has been changed to BEVsystems International, Inc.
           ------------------------------

     Our principal executive office is located at 501 Brickell Key Drive, Suite 407, Miami, Florida 33151.

ITEM 6. RESIGNATIONS OF REGISTRANT'S OFFICERS AND DIRECTORS.

     Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

     Not applicable.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.


                                          BEVsystems International, Inc.,
                                          a Colorado corporation


DATED: March 1, 2002                      By: /s/ G. Robert Tatum III
                                              ----------------------------------
                                              G. Robert Tatum III,
                                              Chairman of the Board of Directors









































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                                INDEX TO EXHIBITS


Exhibit No.
-----------


4.1 CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF AQUA CLARA BOTTLING & DISTRIBUTION, INC.






































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